UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2013

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Equity Incentive Plan

As noted in item 5.07 below, at the annual meeting of shareholders of The Brink’s Company (the “Company”) held on May 3, 2013 (the “Annual Meeting”), the Company’s shareholders approved the 2013 Equity Incentive Plan (the “Plan”).  A description of the material terms of the Plan is set forth on pages 59 through 64 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 8, 2013 and is incorporated herein by reference.  The description of the Plan is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Award Agreements

Forms of award agreements for Restricted Stock Units (“RSUs”), Market Share Units (“MSUs”) and Performance Share Units (“PSUs”) granted under the 2013 Equity Incentive Plan are attached as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  Pursuant to the terms of any RSU, MSU or PSU award agreements between the Company and the Company’s Chairman, President and Chief Executive Officer, Thomas C. Schievelbein, Mr. Schievelbein will be deemed retirement eligible for purposes of continued post-employment vesting under the awards.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 3, 2013, the Company held its Annual Meeting of Shareholders.  At this meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for the term specified below, (ii) approved a non-binding advisory resolution on named executive officer compensation, (iii) approved the 2013 Equity Incentive Plan and (iv) approved KPMG LLP as the Company’s independent registered accounting firm for 2013.

The Company’s shareholders voted as follows:

Proposal 1 – Election of Directors

Term expiring in 2016:
	For	Withheld	Broker Non-Votes

Paul G. Boynton	41,883,934	835,729	2,238,954

Murray D. Martin	42,142,547	577,116	2,238,954

Ronald L. Turner	41,916,070	803,593	2,238,954

Shareholders elected the nominees with approximately 98% in favor of each of the nominees.

Proposal 2 – Approval of a non-binding advisory resolution on named executive officer compensation

For	Against	Abstain	Broker Non-Votes

38,643,706	899,876	3,176,082	2,238,954

Shareholders approved the advisory resolution on named executive officer compensation with approximately 98% in favor.

Proposal 3 – Approval of 2013 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes

37,229,232	5,469,239	21,193	2,238,954

Shareholders approved the 2013 Equity Incentive Plan with approximately 87% in favor.

Proposal 4 – Approval of KPMG LLP as the Company’s independent registered public accounting firm for 2013

For	Against	Abstain	Broker Non-Votes

44,548,724	398,142	11,752	0

Shareholders approved KPMG LLP as the Company’s independent registered public accounting firm with approximately 99% in favor.

Item 7.01.	Regulation FD Disclosure.

On May 9, 2013, The Brink’s Company updated the slides that it uses for meetings with investors and analysts.  A copy of the updated slides is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	10.1	2013 Equity Incentive Plan, effective as of February 22, 2013

	10.2	Form of Restricted Stock Units Award Agreement, effective May 3, 2013

	10.3	Form of Market Share Units Award Agreement, effective May 3, 2013

	10.4	Form of Performance Share Units Award Agreement, effective May 3, 2013

	99.1	Updated slide presentation of The Brink’s Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: May 9, 2013	By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II Vice President

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	2013 Equity Incentive Plan, effective as of February 22, 2013

10.2	Form of Restricted Stock Units Award Agreement, effective May 3, 2013

10.3	Form of Market Share Units Award Agreement, effective May 3, 2013

10.4	Form of Performance Share Units Award Agreement, effective May 3, 2013

99.1	Updated slide presentation of The Brink’s Company

4